SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                        THE ADVISORS' INNER CIRCLE FUND

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                  USFS FUNDS LIMITED DURATION GOVERNMENT FUND
                   USFS FUNDS TACTICAL ASSET ALLOCATION FUND
                                each a series of
                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456


                                                              FEBRUARY ___, 2013

Dear Shareholder:

We are writing to inform you of an upcoming special meeting (the "Meeting") of the shareholders of the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund (each, an "Old Fund"), each a series of The Advisors' Inner Circle Fund. At the Meeting, shareholders of each Old Fund will be asked to approve an Agreement and Plan of Reorganization (the "Reorganization Plan"), which contemplates the reorganization of each Old Fund into a corresponding series of USFS Funds Trust (each, a "New Fund") that was created specifically for the purpose of acquiring the assets and liabilities of the Old Fund (the "Proposal"). Each reorganization contemplates the acquisition of all of the assets and the assumption of all of the liabilities of each Old Fund by a corresponding New Fund (the "Reorganization"). The following table shows each Old Fund and the corresponding New Fund.


------------------------------------------------------------------------------------------------------------------
OLD FUND                                                        NEW FUND
------------------------------------------------------------------------------------------------------------------
USFS Funds Limited Duration Government Fund,                    USFS Funds Limited Duration Government Fund,
a series of The Advisors' Inner Circle Fund                     a series of USFS Funds Trust
------------------------------------------------------------------------------------------------------------------
USFS Funds Tactical Asset Allocation Fund,                      USFS Funds Tactical Asset Allocation Fund, a
series of The Advisors' Inner Circle Fund                       series of USFS Funds Trust
------------------------------------------------------------------------------------------------------------------

                As a shareholder of an Old Fund, you are being asked to vote to approve the Reorganization Plan with respect to that Old Fund. The accompanying document describes the Reorganization and compares the policies and expenses of each Old Fund to those of its corresponding New Fund for your review and evaluation. In considering whether to approve the Reorganization, you should note that:

     o The Old Funds are currently advised by Pennant Management, Inc. (the "Adviser"), and after completion of the Reorganization, the New Funds would continue to be advised by the Adviser and the current portfolio management team would remain in place.

     o The Reorganization will not result in any material change to the Old Funds' investment objectives, strategies, policies or restrictions.

     o The Reorganization will not result in any change in the investment management fee charged to shareholders.

THE BOARD OF TRUSTEES (THE "BOARD") OF THE ADVISORS' INNER CIRCLE FUND HAS UNANIMOUSLY APPROVED THE PROPOSAL; HOWEVER, SHAREHOLDER APPROVAL IS REQUIRED TO PROCEED. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

The Meeting is scheduled to be held at [__] a.m., Eastern time, on February 28, 2013 at the offices of The Advisors' Inner Circle Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456. If you were a shareholder of record of an Old Fund as of the close of business on Monday, December 31, 2012, you are entitled to vote at the Meeting and any adjournment of the Meeting.

Your vote is very important, regardless of the number of shares you own. Please take the time to carefully read the enclosed materials and cast your vote. Please complete the enclosed proxy card and return it promptly whether or not you expect to be present at the Meeting. If you attend the Meeting in person, you may revoke your proxy and vote your shares in person. Your proxy card requires no postage if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy card or via the Internet at the website address printed thereon. If you have any questions about the proxy materials, or the Proposal, please call 1-877-299-USFS (8737).


                                             Very truly yours,

                                             -------------------------------
                                             Michael Beattie, President
                                             The Advisors' Inner Circle Fund

                  USFS FUNDS LIMITED DURATION GOVERNMENT FUND
                   USFS FUNDS TACTICAL ASSET ALLOCATION FUND
                                each a series of
                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                                               FEBRUARY __, 2013

                              QUESTIONS & ANSWERS

While it is recommended that you read the entire accompanying proxy statement ("Proxy Statement"), for your convenience provided below are answers to some of the most frequently asked questions and a brief summary of the issues to be voted on by shareholders.

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

This document is a Proxy Statement. It contains the information that shareholders of the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund (each, an "Old Fund"), each a series of The Advisors' Inner Circle Fund, should know before voting on the proposal before them, and should be retained for future reference.

At a meeting to be held on February 28, 2013, shareholders of each Old Fund, voting separately, will be asked to approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Old Fund to a corresponding newly formed series of USFS Funds Trust (the "New Fund") and the assumption of all of the liabilities of the Old Fund by the New Fund, in exchange for shares of the New Fund; and (ii) the subsequent PRO RATA distribution of New Fund shares to the shareholders of the Old Fund, and the termination and complete liquidation of the Old Fund (the "Reorganization"). We also refer to the Old Funds and the New Funds together as the "Funds." The following table shows each Old Fund and its corresponding New Fund.

------------------------------------------------------------------------------------------------------------------
OLD FUND                                                        NEW FUND
------------------------------------------------------------------------------------------------------------------
USFS Funds Limited Duration Government Fund,                    USFS Funds Limited Duration Government Fund,
a series of The Advisors' Inner Circle Fund                     a series of USFS Funds Trust
------------------------------------------------------------------------------------------------------------------
USFS Funds Tactical Asset Allocation Fund,                      USFS Funds Tactical Asset Allocation Fund, a
series of The Advisors' Inner Circle Fund                       series of USFS Funds Trust
------------------------------------------------------------------------------------------------------------------

The Proxy Statement and the accompanying materials are being mailed to shareholders on or about February [_], 2013.

HOW WILL THE REORGANIZATION WORK?

The Reorganization described in this Proxy Statement will involve three steps:

     o the transfer of all of the assets and liabilities of each Old Fund to its corresponding New Fund in exchange for shares of the New Fund having equal value to the net assets transferred;

     o the PRO RATA distribution of shares of each New Fund to shareholders of record of each corresponding Old Fund as of the effective date of the Reorganization; and

     o    the complete liquidation and dissolution of each Old Fund.

HOW WILL THE REORGANIZATION AFFECT MY INVESTMENT?

If the Reorganization is approved and implemented, shareholders of the Old Funds will become shareholders of the New Funds. The cash value of your investment will not change, and you will not have to pay any sales charges in connection with the Reorganization. You will receive New Fund shares with a total dollar value equal to the Old Fund shares that you own at the time of the Reorganization. Each New Fund has the same investment objective, substantially similar principal investment strategies and substantially similar investment restrictions as those of its corresponding Old Fund. In addition, the current investment adviser to the Old Funds, Pennant Management, Inc. (the "Adviser"), will continue to serve as the investment adviser to the New Funds. Shares of the New Funds have substantially similar legal characteristics as those of the Old Funds with respect to voting rights, accessibility, conversion rights and transferability. However, the Board of Trustees of USFS Funds Trust has different members than the Board of Trustees of The Advisors' Inner Circle Fund.

By approving the Agreement and Plan of Reorganization (the "Reorganization Plan"), shareholders are, in essence, approving the investment advisory agreement, the distribution agreement and the members of the Board of Trustees of the New Funds, as more fully discussed below. If approved, the Reorganization is expected to take effect on or about March 28, 2013, although the date may be adjusted in accordance with the Reorganization Plan.

ARE THERE ANY SIGNIFICANT DIFFERENCES IN THE MANAGEMENT FEE OR TOTAL ANNUAL FUND OPERATING EXPENSES OF THE OLD FUNDS AND THE NEW FUNDS?

The investment management fee charged by the Adviser to each Old Fund is the same as the investment management fee that will be charged by the Adviser to the corresponding New Fund. Additionally, the fee rates to be charged by the other service providers to the New Funds are commensurate with or lower than the fee rates currently charged to the Old Funds. However, some expenses, such as trustee fees, are expected to increase.

Additionally, the Adviser has contractually agreed to reduce its fees and/or reimburse the expenses of each New Fund until at least March 28, 2014 to ensure that total annual fund operating expenses after fee waivers and/or expense reimbursements (exclusive of certain fees and expenses) will not exceed 0.75% of the average annual net assets of the USFS Funds Limited Duration Government Fund and 1.54% of the average annual net assets of the USFS Funds Tactical Asset Allocation Fund.

IS ADDITIONAL INFORMATION ABOUT THE OLD FUNDS AVAILABLE?

Yes, additional information about the Old Funds is available in the Old Funds' prospectus, statement of additional information ("SAI") and annual and semi-annual reports to shareholders. These documents are on file with the U.S. Securities and Exchange Commission (the "SEC"). Copies of the Old Funds' current prospectus, SAI, annual report and semi-annual report are available at www.pennantmanagement.com/usfs_funds.html, or by contacting the Old Funds at 1-877-299-USFS (8737).

A preliminary prospectus for the New Funds, shares of which you would own after the Reorganization, is on file with the SEC. The information in the preliminary prospectus is not complete and may be changed. The New Funds may not sell their securities until their registration statement filed with the SEC is effective. The preliminary prospectus is not an offer to sell the New Funds' securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

HOW DOES THE BOARD SUGGEST THAT I VOTE?

After careful consideration, the Board of Trustees of The Advisors' Inner Circle Fund, including a majority of the Trustees who are not "interested persons" of The Advisors' Inner Circle Fund (the "Independent Trustees"), unanimously recommend that you vote "FOR" the Proposal. Please see the section entitled "Board Considerations of the Reorganization" for a discussion of the Board's considerations in making its recommendations.

WILL MY VOTE MAKE A DIFFERENCE?

YES. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Old Funds. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

HOW DO I PLACE MY VOTE?

Please complete the enclosed proxy card and return it promptly whether or not you expect to be present at the meeting. If you attend the meeting in person, you may revoke your proxy and vote your shares in person. Your proxy card requires no postage if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy card or via the Internet at the website address printed thereon. We encourage you to vote by telephone or Internet by using the control number that appears on your enclosed proxy card. Use of telephone and Internet voting will reduce the time and costs associated with this proxy solicitation.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation. Please call the Old Funds at 1-877-299-USFS (8737) between 9:00 a.m. and 5:00 p.m. Eastern time, Monday through Friday.

                  USFS FUNDS LIMITED DURATION GOVERNMENT FUND
                   USFS FUNDS TACTICAL ASSET ALLOCATION FUND
                                each a series of
                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 28, 2013

To the shareholders of the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund (each, an "Old Fund"):

A special meeting of shareholders of the Old Funds, each a series of The Advisors' Inner Circle Fund, will be held on February 28, 2013, at [[]] a.m., Eastern time, at the offices of The Advisors' Inner Circle Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the "Meeting"). At the Meeting, shareholders of each Old Fund, voting separately, will be asked to consider the following:

PROPOSAL 1: To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Old Fund to a corresponding newly formed series of USFS Funds Trust (the "New Fund") and the assumption of all of the liabilities of the Old Fund by the New Fund, in exchange for shares of the New
            Fund; and (ii) the subsequent PRO RATA distribution of New Fund shares to the shareholders of the Old
            Fund, and the termination and complete liquidation of the Old Fund.
PROPOSAL 2: To transact any other business that may properly come before the Meeting and any adjournments or postponements thereof.

Only shareholders of record as of the close of business on Monday, December 31, 2012 are entitled to receive this notice and vote at the Meeting and any adjournment(s) or postponement(s) thereof. Whether or not you expect to attend the Meeting, please complete, sign and return promptly the enclosed proxy card.


This proxy statement, the annual or most recent semi-annual report to shareholders of the Old Funds and the prospectus of the Old Funds are available at www.pennantmanagement.com/usfs_funds.html, or by contacting the Old Funds at 1-877-299-USFS (8737).

                                        By Order of the Board of Trustees
                                        of The Advisors' Inner Circle Fund

                                        ---------------
                                        Michael Beattie
                                        President

February __, 2013

--------------------------------------------------------------------------------
                IMPORTANT-- WE NEED YOUR PROXY VOTE IMMEDIATELY

YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD
AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED AT THE MEETING BY SUBMITTING TO THE SECRETARY OF THE OLD FUNDS A WRITTEN NOTICE OF REVOCATION OR
A SUBSEQUENTLY SIGNED PROXY CARD OR BY ATTENDING THE MEETING AND VOTING IN
PERSON.
--------------------------------------------------------------------------------

                                PROXY STATEMENT
                               FEBRUARY __, 2013

                  USFS FUNDS LIMITED DURATION GOVERNMENT FUND
                   USFS FUNDS TACTICAL ASSET ALLOCATION FUND
                                each a series of
                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

This Proxy Statement is furnished in connection with a solicitation of proxies to be used at the special meeting of shareholders of the USFS Funds Limited Duration Government Fund (the "Old Limited Duration Government Fund") and the USFS Funds Tactical Asset Allocation Fund (the "Old Tactical Asset Allocation Fund" and together with the Old Limited Duration Government Fund, the "Old Funds"), each a series of The Advisors' Inner Circle Fund, to be held on February 28, 2013 at [__:____ a.m.], Eastern time, at the offices of The Advisors' Inner Circle Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the "Meeting"). At the Meeting, shareholders of each Old Fund, voting separately, will be asked to consider the following:

Proposal 1: To approve an Agreement and Plan of Reorganization providing for
(i) the transfer of all of the assets of the Old Fund to a corresponding newly formed series of USFS Funds Trust (the "New Fund") and the assumption of all of the liabilities of the Old Fund by the New Fund, in exchange for shares of the New Fund; and (ii) the subsequent PRO RATA distribution of New Fund shares to the shareholders of the Old Fund, and the termination and complete liquidation of the Old Fund.

Proposal 2: To transact any other business that may properly come before the Meeting and any adjournments or postponements thereof.

The following table shows each Old Fund and the corresponding New Fund.

------------------------------------------------------------------------------------------------------------------
OLD FUND                                                        NEW FUND
------------------------------------------------------------------------------------------------------------------
USFS Funds Limited Duration Government Fund,                    USFS Funds Limited Duration Government Fund,
a series of The Advisors' Inner Circle Fund                     a series of USFS Funds Trust (the "New Limited
                                                                Duration Government Fund")
------------------------------------------------------------------------------------------------------------------
USFS Funds Tactical Asset Allocation Fund,                      a USFS Funds Tactical Asset Allocation Fund, a
a series of The Advisors' Inner Circle Fund                     series of USFS Funds Trust (the "New Tactical
                                                                Asset Allocation Fund")
------------------------------------------------------------------------------------------------------------------

Shareholders of record at the close of business on the record date established as December 31, 2012 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the "Notice"), this Proxy Statement and the enclosed proxy card are available at the website www.[ ].com and are being mailed to shareholders on or about [February __, 2013].

                               TABLE OF CONTENTS


                                                                            PAGE
BACKGROUND ...................................................................1

PROPOSAL: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION ...............1
     Reasons for the Reorganization ..........................................1
     Board Considerations of the Reorganization ..............................1
     Comparison of Fees and Expenses .........................................2
     Comparison of Investment Objectives,
          Principal Investment Strategies and Principal Risks ................5
     Comparison of Investment Limitations ....................................5
     Comparison of Shareholder Services and Procedures .......................7
     Investment Advisory Arrangements, Investment Management Fees
          and Fee Waivers/Expense Reimbursements .............................7
     Portfolio Managers ......................................................8
     Performance .............................................................8
     Comparison of Other Principal Service Providers .........................9
     Business Structure ......................................................9
     Certain Information about Trustees and Officers .........................9
     Individual Trustee Qualifications .......................................10
     Terms of the Reorganization Plan ........................................11
     Material U.S. Federal Income Tax Consequences ...........................12
     Fees and Expenses of the Reorganization .................................13
     Capitalizations .........................................................13

OTHER INFORMATION ............................................................14
     Voting and Other Matters ................................................14
     Required Vote ...........................................................15
     Outstanding Shares ......................................................15
     Beneficial Ownership of Shares of the Old Funds .........................15
     Annual and Semi-Annual Reports to Shareholders ..........................16
     Submission of Shareholder Proposals .....................................16
     Shareholders Sharing the Same Address ...................................16

APPENDIX A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION ..................A-1

APPENDIX B -- COMPARISON OF ORGANIZATIONAL DOCUMENTS ........................B-1

                                   BACKGROUND

On November 13, 2012, Pennant Management, Inc. (the "Adviser") presented information to the Board of Trustees of The Advisors' Inner Circle Fund (the "Board"), including its Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees"), seeking approval of a proposed Agreement and Plan of Reorganization (the "Reorganization Plan"), pursuant to which each New Fund would acquire all of the assets and assume all of the liabilities of the corresponding Old Fund in exchange for shares of the New Fund, which the Old Fund would distribute PRO RATA to its shareholders in complete liquidation and dissolution of the Old Fund (the "Reorganization"). The New Funds would continue to be advised by the Adviser. The Board approved a form of the Reorganization Plan. The Advisors' Inner Circle Fund is now soliciting votes from shareholders of the Old Funds to approve the Reorganization Plan, a form of which is attached to this Proxy Statement as APPENDIX A.

     PROPOSAL: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

REASONS FOR THE REORGANIZATION

The primary purpose of the Reorganization is to provide the New Funds with the flexibility to negotiate with service providers for lower fees and/or enhanced levels of service. The Adviser has determined that shareholders of the Old Funds would benefit from services that would be provided to the New Funds as series of USFS Funds Trust. For example, the Adviser expects to be able to negotiate with local service providers for the New Funds to receive enhanced or comparable services as compared to those provided to the Old Funds at reduced costs. The Adviser, therefore, recommended to the Board that the Old Funds be reorganized into the New Funds, each as a series of USFS Funds Trust.

BOARD CONSIDERATION OF THE REORGANIZATION

The Trustees of The Advisors' Inner Circle Fund considered the Reorganization at a meeting held on November 13, 2012, and approved a form of the Reorganization Plan. Based on the information requested by the Board and provided to it by the Adviser and USFS Funds Trust, the Board, including the Independent Trustees, concluded that participation by each Old Fund in the proposed Reorganization is in the best interests of each Old Fund and its shareholders and that the interests of each of the Old Fund's shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization Plan to shareholders of the Old Funds, the Board made inquiries into a number of matters and considered the following factors, among others:

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS. The investment objective of each Old Fund is identical to that of the corresponding New Fund. Additionally, the principal investment strategies of each Old Fund are substantially similar to those of the corresponding New Fund. The principal risks of each Old Fund are also substantially similar to those of the corresponding New Fund, except for certain additional risk disclosures as described below in this Proxy Statement. These similarities should allow for continuity of shareholder investment expectations.

PORTFOLIO MANAGEMENT. The portfolio managers for each Old Fund will continue to be responsible for the day-to-day portfolio management activities of the corresponding New Fund after the completion of the Reorganization, promoting continuity of asset management and investment expectations for the Old Funds' shareholders.

OPERATING EXPENSES OF THE FUNDS. The Reorganization is not expected to result in an increase in shareholder fees or annual fund operating expenses for the New Funds. The investment management fee rate to be charged to each New Fund by the Adviser is the same as the investment management fee rate charged to the corresponding Old Fund. The fee rates to be charged by other various service providers to the New Funds are commensurate with or lower than the fee rates currently charged to the Old Funds. However, some expenses, such as certain state notice filing fees and trustee fees are expected to increase. Over time, the Reorganization presents the opportunity to achieve economies of scale and to operate with greater efficiency and lower overall costs. The Adviser has contractually agreed to limit the expenses of each New Fund for a period of one year following the Reorganization at levels equal to the current annual operating expenses of the corresponding Old Fund.

EXPECTED TAX-FREE CONVERSION OF THE OLD FUNDS' SHARES. The Board also considered the expected tax-free nature of the Reorganization. If you were to redeem your investment in an Old Fund and invest the proceeds in another mutual fund or other investment product, you generally would recognize a gain or loss for U.S. federal income tax purposes upon your redemption of the shares. By contrast, upon completion of the Reorganization, it is expected that for U.S. federal income tax purposes: (1) you will not recognize a taxable gain or loss on the transfer of your investment to a New Fund; (2) you will have the same tax basis in your New Fund shares as you had in your Old Fund shares; and (3) assuming that you hold your Old Fund shares as a capital asset, you will have the same holding period for your respective New Fund shares as you had for your Old Fund shares. As a shareholder of a mutual fund, you will continue to have the right to redeem any or all of your New Fund shares at net asset value at any time. At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

EXPENSES OF THE REORGANIZATION. The Adviser has agreed to bear all of the Old Funds' Reorganization expenses and, subject to certain exceptions, will also bear all expenses of USFS Funds Trust and the New Funds that are directly related to the Reorganization. In no event will the Old Funds or their shareholders bear any Reorganization expenses.

The Board also concluded that the economic interests of the Old Funds' shareholders would not be diluted as a result of the proposed Reorganization because, among other things, the number of shares of the New Funds to be issued to shareholders of the Old Funds will be calculated based on the net asset value of the Old Funds.

COMPARISON OF FEES AND EXPENSES

The Reorganization is not expected to result in an increase in annual fund operating expenses for the Funds. The investment management fee charged by the Adviser to the Old Funds will be the same as that charged by the Adviser to the New Funds. Additionally, the fee rates to be charged by the other service providers to the New Funds are commensurate with or lower than the fee rates charged to the Old Funds. The following tables compare the fee and expense information for each Old Fund for the most recently completed fiscal year ended December 31, 2012, and the PRO FORMA fees and expenses of the corresponding New Fund following the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in an Old Fund will bear as shareholders of the corresponding New Fund.

USFS FUNDS LIMITED DURATION GOVERNMENT FUND

Annual Fund Operating Expenses
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

--------------------------------------------------------------------------------
                                                    Old Fund      New Fund
--------------------------------------------------------------------------------
Management Fees                                      0.41%         0.41%
--------------------------------------------------------------------------------
Other Expenses                                       0.78%         0.52%(1)
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                      0.01%         0.01%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)              1.20%         0.94%
--------------------------------------------------------------------------------
Less Fee Waiver and/or Expense Reimbursement           -(3)        0.18%(4)
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement                    -(3)        0.76%(4)
--------------------------------------------------------------------------------

(1) The expense information in the table has been revised to reflect current fees pursuant to contracts entered into with the new service providers to the Fund for administrative, fund accounting, custodial and distribution services.
(2) Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Old Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Old Fund, and exclude Acquired Fund Fees and Expenses.
(3) The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep the Old Fund's total annual fund operating expenses (excluding interest, taxes, brokerage commissions, dividend expense, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.75% of the Old Fund's average daily net assets. The Adviser intends to continue this expense limitation until further notice, but may discontinue all or a portion of its fee reductions or expense reimbursements at any time.
(4) The Adviser has agreed to waive its management fees and/or reimburse expenses of the New Fund until at least March 28, 2014 to ensure that Total Annual Fund Operating Expenses (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions and extraordinary expenses) do not exceed 0.75% of the New Fund's average net assets. The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made in the prior three fiscal years, subject to the limitation on the New Fund's expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed. This agreement may be terminated only by, or with the consent of, the New Fund's Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the indicated Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the indicated Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the indicated Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
OLD FUND            $122        $381         $660          $1,455
--------------------------------------------------------------------------------
NEW FUND            $ 78        $282         $503          $1,138
--------------------------------------------------------------------------------

USFS FUNDS TACTICAL ASSET ALLOCATION FUND


Annual Fund Operating Expenses
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)
--------------------------------------------------------------------------------
                                                    Old Fund      New Fund
--------------------------------------------------------------------------------
Management Fees                                      0.75%         0.75%
--------------------------------------------------------------------------------
Other Expenses                                       0.86%         0.83%(1)
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                      0.13%         0.13%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)              1.74%         1.71%
--------------------------------------------------------------------------------
Less Fee Waiver and/or Expense Reimbursement                       0.04%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement                                1.67%(3)
--------------------------------------------------------------------------------

(1) The expense information in the table has been revised to reflect current fees pursuant to contracts entered into with the new service providers to the Fund for administrative, fund accounting, custodial and distribution services.
(2) Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Old Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Old Fund, and exclude Acquired Fund Fees and Expenses.
(3) The Adviser has agreed to waive its management fees and/or reimburse expenses of the New Fund until at least March 28, 2014 to ensure that Total Annual Fund Operating Expenses (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions and extraordinary expenses) do not exceed 1.54% of the New Fund's average net assets. The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made in the prior three fiscal years, subject to the limitation on the New Fund's expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed. This agreement may be terminated only by, or with the consent of, the New Fund's Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the indicated Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the indicated Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the indicated Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
OLD FUND            $177        $548         $944          $2,052
--------------------------------------------------------------------------------
NEW FUND            $170        $535         $924          $2,016
--------------------------------------------------------------------------------

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

The investment objectives of the Old Funds are identical to those of the New Funds. Additionally, the principal investment strategies and principal risks of the Old Funds are substantially similar to those of the New Funds, except as follows:

In the prospectus for the New Funds, to reflect historical and anticipated future levels of portfolio holdings of the New Tactical Asset Allocation Fund, the Adviser has determined to remove the principal investment strategies disclosure for the New Tactical Asset Allocation Fund relating to investments in futures contracts and real estate investment trusts ("REITs"). The corresponding principal risk disclosures relating to futures contracts and the associated tax risks, as well as REITs risks, were also removed. Additionally, the principal risk disclosure for the New Tactical Asset Allocation Fund includes the following new risk disclosures, which correspond to the Fund's current principal investment strategies of investing in options and high yield securities:

Options Risk -- A call option (i.e., the right to purchase a security) is typically purchased in anticipation of an increase in the value of a stock, and a put option (i.e., the right to sell a security) is typically purchased in anticipation of a decrease in the value of a stock. The Fund will generally be required to pay a premium for owning an option, which may adversely affect the Fund's performance. The Fund may not fully benefit from or may lose money on options if changes in their value do not correspond as anticipated to changes in the underlying securities. There can be no assurance that a liquid secondary market will exist for any particular option or at any particular time. For instance, there may be insufficient trading interest in certain options or trading halts, trading suspensions, or restrictions on opening transactions or closing transactions imposed by an options exchange. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

High-Yield Risk -- The Fund may invest in high-yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High-yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high-yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

More detailed information about the investment objectives, principal investment strategies or principal risks of the Old Funds is set forth in the prospectus of the Old Funds.

COMPARISON OF INVESTMENT LIMITATIONS

The fundamental investment limitations of the Old Funds are identical to those of the New Funds. The Old Funds also are subject to the following non-fundamental investment limitations, whereby each Old Fund, except as noted, may not:

1. Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total net assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets. This policy does not apply to the Old Tactical Asset Allocation Fund.

2. Purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

7. Under normal circumstances, the Old Limited Duration Government Fund will invest at least 80% of its assets in bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities, including various government sponsored enterprises and in repurchase agreements collateralized by such securities. The Old Limited Duration Government Fund may not change this policy without 60 days' prior notice to shareholders.

The above non-fundamental investment limitations may be changed by the Board of The Advisors' Inner Circle Fund without shareholder approval. Each New Fund is subject to the non-fundamental investment limitation listed in number 6 above, and the New Limited Duration Government Fund is subject to the non-fundamental investment limitation listed in number 7 above. The New Funds are not subject to any other non-fundamental investment limitation listed above. However, management of the New Funds does not expect this change to affect the operations or investment activities of the New Funds. More detailed information about the Old Funds' investment limitations is set forth in the prospectus and SAI of the Old Funds.

COMPARISON OF SHAREHOLDER SERVICES AND PROCEDURES

The shareholder services and procedures of the New Funds are substantially similar to those of the Old Funds, as detailed below. Additional information about the shareholder services and procedures of the Old Funds and New Funds can be found in their respective prospectuses and SAIs.

SHARE CLASSES

Each Old Fund and New Fund offers one class of shares, which are sold without a front-end or contingent sales charge and are not subject to a redemption fee.

PURCHASE AND REDEMPTION PROCEDURES

The New Funds will offer the same purchase and redemption services as the Old Funds, including telephone purchases and redemptions. Shares of each Fund may be purchased and redeemed at the net asset value of the shares as next determined following receipt of a purchase or redemption order, provided the order is received in proper form. There is not expected to be any change to the minimum initial and subsequent investment amounts for the Funds as a result of the Reorganization.

EXCHANGE PRIVILEGES

The exchange privileges of the New Funds are the same as the exchange privileges of the Old Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Old Fund will have the same dividend and other distributions policy as the corresponding New Fund. Shareholders who have elected to have dividends and capital gain distributions reinvested in an Old Fund's shares will continue to have dividends and capital gain distributions reinvested in the corresponding New Fund's shares following the Reorganization.

FISCAL YEAR

Each Old Fund and New Fund has a fiscal year end of December 31.

INVESTMENT ADVISORY ARRANGEMENTS, INVESTMENT MANAGEMENT FEES AND FEE WAIVERS/EXPENSE REIMBURSEMENTS

Pennant Management, Inc. presently serves as the investment adviser to the Old Funds and will serve as the investment adviser to the New Funds after the completion of the Reorganization. The principal office of the Adviser is located at 11270 West Park Place, Suite 1025, Milwaukee, Wisconsin 53224. The Adviser is registered as an investment adviser with the SEC. The Adviser is responsible for managing the investment of each Fund's portfolio of securities, identifying companies for investment, determining when securities should be purchased or sold by each Fund and selecting brokers or dealers to execute transactions for each Fund's portfolio.

Pursuant to the investment advisory agreement between the Adviser and The Advisors' Inner Circle Fund on behalf of the Old Funds (the "Current Advisory Agreement"), the Adviser is entitled to receive an annual management fee from each Old Fund at an annual rate of each Old Fund's average annual daily net assets as indicated below.

--------------------------------------------------------------------------------
Old Limited Duration Government Fund                    0.41%
--------------------------------------------------------------------------------
Old Tactical Asset Allocation Fund                      0.75%
--------------------------------------------------------------------------------

The Adviser will enter into an investment advisory agreement with USFS Funds Trust on behalf of the New Funds (the "New Advisory Agreement") and will begin managing the assets of the New Funds after completion of the Reorganization. The terms of the New Advisory Agreement are substantially similar to those of the Current Advisory Agreement. The management fee paid to the Adviser by each New Fund under the New Advisory Agreement will be identical to the management fee paid by the corresponding Old Fund under the Current Advisory Agreement.

The Adviser also has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep the Old Limited Duration Government Fund's total annual fund operating expenses (excluding interest, taxes, brokerage commissions, dividend expense, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.75% of the Fund's average daily net assets. No such voluntary waiver is in place with respect to the Old Tactical Asset Allocation Fund. For the fiscal year ended December 31, 2012, the Adviser received management fees (after fee reductions) as a percentage of the average annual daily net assets of each Old Fund as follows:

--------------------------------------------------------------------------------
Old Limited Duration Government Fund                       0.00%
--------------------------------------------------------------------------------
Old Tactical Asset Allocation Fund                         0.75%
--------------------------------------------------------------------------------

After shareholder approval of the Reorganization Plan and completion of the Reorganization, the Adviser will enter into an agreement with the USFS Funds Trust on behalf of each New Fund pursuant to which it will waive its management fees and/or reimburse expenses of each New Fund until at least March 28, 2014 to limit the total annual fund operating expenses (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions and extraordinary expenses) to 0.75% of the New Limited Duration Government Fund's average annual net assets and 1.54% of the New Tactical Allocation Fund's average annual net assets.

PORTFOLIO MANAGERS

The portfolio managers for each Old Fund will continue to be responsible for the day-to-day management activities of the corresponding New Fund after completion of the Reorganization. More detailed information about the portfolio managers of each Old Fund is set forth in the prospectus and SAI of the Old Funds.

PERFORMANCE

If the Reorganization Plan is approved, each Old Fund will be reorganized into the corresponding New Fund, which was created specifically to receive the assets and assume the liabilities of the respective Old Fund. The Old Funds will be the accounting survivors of the Reorganization, and each New Fund will assume the performance history of the corresponding Old Fund at the completion of the Reorganization. The average annual total returns of each Old Fund are presented in the prospectus of the Old Funds. Please remember that past performance is no guarantee of future results.

COMPARISON OF OTHER PRINCIPAL SERVICE PROVIDERS

The following is a list of the principal service providers for the Old Funds and the New Funds:

SERVICE              OLD FUNDS' SERVICE PROVIDER           NEW FUNDS' SERVICE PROVIDER
Distributor          SEI Investments Distribution Co.      Quasar Distributors, LLC
                     One Freedom Valley Drive              615 East Michigan Street
                     Oaks, Pennsylvania 19456              Milwaukee, Wisconsin 53202

Administrator, Fund  SEI Investments Global Funds Services U.S. Bancorp Fund Services, LLC
Accountant and       One Freedom Valley Drive              615 East Michigan Street
Dividend Disbursing  Oaks, Pennsylvania 19456              Milwaukee, Wisconsin 53202
Agent

Transfer Agent       DST Systems, Inc.                     U.S. Bancorp Fund Services, LLC
                     333 West 11th Street                  615 East Michigan Street
                     Kansas City, Missouri 64105           Milwaukee, Wisconsin 53202

Custodian            Union Bank, N.A.                      U.S. Bank, N.A.
                     475 Sansome Street, 15th Floor        1555 North River Center Dr., Suite 302
                     San Francisco, California 94111       Milwaukee, Wisconsin 53212

Independent Auditors PricewaterhouseCoopers LLP            Cohen Fund Audit Services, Ltd.
                     Two Commerce Square                   735 North Water Street, Suite 610
                     2001 Market Street, Suite 1700        Milwaukee, Wisconsin 53202
                     Philadelphia, Pennsylvania 19103

Legal Counsel        Morgan, Lewis & Bockius LLP           Godfrey & Kahn, S.C.
                     1701 Market Street                    780 North Water Street
                     Philadelphia, Pennsylvania 19103      Milwaukee, Wisconsin 53202

Independent Trustees Bingham McCutchen LLP                 Whyte Hirschboeck Dudek S.C.
Counsel              One Federal Street                    33 East Main Street, Suite 300
                     Boston, Massachusetts 02110           Madison, Wisconsin 53701-1379

BUSINESS STRUCTURE

The Advisors' Inner Circle Fund, of which the Old Funds are each a series, is organized as a Massachusetts voluntary business trust, the operations of which are governed by its Agreement and Declaration of Trust, By-Laws, and applicable Massachusetts and federal law. The USFS Funds Trust, of which the New Funds are each a series, is organized as a Delaware statutory trust, the operations of which are governed by its Agreement and Declaration of Trust, By-Laws, and applicable Delaware and federal law. Information about the material differences in the governing documents of The Advisors' Inner Circle Fund and the USFS Funds Trust is contained in APPENDIX B to this Proxy Statement.

CERTAIN INFORMATION ABOUT TRUSTEES AND OFFICERS

The operations of the New Funds will be overseen by the Board of Trustees of the USFS Funds Trust. The Advisors' Inner Circle Fund is overseen by its Board. The USFS Funds Trust's Board consists of three individuals, two of whom are independent. The Advisors' Inner Circle Fund's Board consists of ten individuals, eight of whom are independent. For more information about the Trustees and officers of The Advisors' Inner Circle Fund, you should consult the SAI for the Old Funds.

The following is a list of the Trustees and executive officers of the USFS Funds Trust and their principal occupation, and, with respect to the Trustees, other directorships held, over the last five years:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                     FUND          OTHER
                     POSITION WITH TRUST                                             COMPLEX       DIRECTORSHIPS
NAME AND             AND                  PRINCIPAL OCCUPATIONS                      OVERSEEN      HELD IN THE
YEAR OF BIRTH        LENGTH OF TERM       IN THE PAST 5 YEARS                        BY TRUSTEE    PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Elste, CFA   Chairman of the      Chief Executive Officer, Pennant           2             CIB Marine
Born: 1954           Board of Trustees,   Management, Inc. (since 1992); Senior                    Bancshares,
                     Interested Trustee   Executive Vice President and Chief                       Inc. (bank
                     and President        Operating Officer, U.S. Fiduciary                        holding
                     (since 2012)         Services, Inc. (financial services holding               company)
                                          company) (since 2003)                                    (since 2011)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
J. Clay Singleton,   Trustee (since 2013) Professor of Finance, Crummer Graduate     2             None
Ph.D., CFA                                School of Business, Rollins College
Born: 1947                                (since 2002); Consultant, Director of
                                          Indexes, PCE Investment Bankers (2005
                                          to 2011)
------------------------------------------------------------------------------------------------------------------------------------
Cornelius J. Lavelle Trustee (since 2013) Retired; Director-Institutional Equities,  2             None
Born: 1944                                Citigroup Global Markets Inc.
                                          (multinational financial services firm)
                                          (1997 to 2009)
------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Scott M. Conger      Secretary, Chief     Senior Vice President, Chief Compliance    N/A           N/A
Born: 1968           Compliance Officer   Officer and Portfolio Manager, Pennant
                     and AML              Management, Inc. (since 2011); Director,
                     Compliance Officer   Treasury Analysis, Stone Pillar Advisors,
                     (since 2013)         Ltd. (financial services) (2010 to 2011);
                                          Vice President, Amcore Bank, N.A.
                                          (2006 to 2010)
------------------------------------------------------------------------------------------------------------------------------------
Walter J. Yurkanin   Treasurer and        Senior Vice President and General          N/A           N/A
Born: 1965           Principal Financial  Counsel, U.S. Fiduciary Services, Inc.
                     Officer (since 2013) (since 2012); General Counsel and
                                          Compliance Officer, Breakwater
                                          Trading, LLC (financial services) (2006
                                          to 2012)
------------------------------------------------------------------------------------------------------------------------------------

INDIVIDUAL TRUSTEE QUALIFICATIONS

The USFS Funds Trust has concluded that each of its Trustees should serve on the board because of their ability to review and understand information about the New Funds provided to them by the USFS Funds Trust's management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the New Funds, and to exercise their business judgment in a manner that serves the best interests of the New Funds' shareholders. The USFS Funds Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

MARK A. ELSTE, CFA. Mr. Elste has served as a Trustee of USFS Funds Trust since 2013. Mr. Elste has more than 35 years of experience in the financial services industry. He has been the Chief Executive Officer of the Adviser since 1999 and has served as Senior Executive Vice President and Chief Operating Officer of the Adviser's parent company, U.S. Fiduciary Services, Inc., since 2003. Prior to joining the Adviser, Mr. Elste was Senior Vice President and Chief Investment Officer of Bank One Wisconsin Trust Company and Banc One Investment Advisors. Mr. Elste has held the Chartered Financial Analyst([R]) designation since 1984. Through his employment and investment management experience and his experience as a CFA charterholder, Mr. Elste is knowledgeable about financial, accounting, regulatory and investment matters. Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board positions.

J. CLAY SINGLETON, PH.D., CFA. Dr. Singleton has served as a Trustee of USFS Funds Trust since 2013. Dr. Singleton has more than 35 years of experience as a professor of investments and a financial researcher. He currently serves as the George and Harriet Cornell professor of finance at the Crummer Graduate School of Business at Rollins College, where he has been on the faculty since 2002. While on the Crummer faculty, Dr. Singleton also served in a consulting role for PCE Investment Bankers as Director of Indexes from 2005 to 2011, where he oversaw operations for the PCE Indexes, which he helped create. Prior to joining the Crummer faculty, Dr. Singleton was Vice President and Chief Compliance Officer of Ibbotson Associates (now a division of Morningstar), where he was responsible for the firm's consulting, training, and research activities regarding the design of asset allocation strategies. Dr. Singleton was previously the Dean of the College of Business Administration at the University of North Texas and taught on the faculty of the University of Nebraska-Lincoln for more than ten years. He also previously served as Senior Vice President for Curriculum and Examinations at the CFA Institute. Dr. Singleton holds a Ph.D. in business and has held the Chartered Financial Analyst([R]) designation since 1985. Through his employment experience and his experience as a CFA charterholder, Dr. Singleton is experienced with financial, accounting, regulatory and investment matters. Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

CORNELIUS J. LAVELLE. Mr. Lavelle has served as a Trustee of USFS Funds Trust since 2013. Prior to retiring in 2009, Mr. Lavelle was a part of the institutional research division of Citigroup, Inc. and several of its predecessor entities for over 40 years, including serving as Director of Institutional Equities for Citigroup Global Markets Inc. from 1997 to 2009. Through his employment experience, Mr. Lavelle is knowledgeable about financial, accounting, regulatory and investment matters. Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

CFA[R] and Chartered Financial Analyst[R] are registered trademarks owned by the CFA Institute.

TERMS OF THE REORGANIZATION PLAN

Shareholders of each Old Fund are being asked to approve the Reorganization Plan pursuant to which each New Fund will acquire all of the assets and assume all of the liabilities of the corresponding Old Fund in exchange for shares of the New Fund.

The Reorganization Plan provides that the number of full and fractional shares to be issued by each New Fund in connection with the Reorganization will be the same as the number of shares owned by shareholders of the respective Old Fund at the effective time of the Reorganization. The Reorganization Plan also provides that the net asset value of shares of each New Fund will be the same as the net asset value of the shares of the corresponding Old Fund. The value of the assets to be transferred by the Old Fund to the corresponding New Fund will be determined using the valuation procedures used by the Old Funds in determining their respective daily net asset values.

Each Old Fund will distribute the corresponding New Fund's shares received in the Reorganization to its shareholders. Shareholders of record of each Old Fund will be credited with shares of the corresponding New Fund having an aggregate value equal to the Old Fund's shares that the shareholders hold of record at the effective time of the Reorganization. At that time, each Old Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Reorganization Plan may be terminated by resolution of the USFS Funds Trust's Board of Trustees on behalf of the New Funds or The Advisors' Inner Circle Fund's Board of Trustees on behalf of the Old Funds under certain circumstances. In addition to approval of the Old Funds' shareholders, completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan.

The foregoing summary is qualified in its entirety by the terms and provisions of the Reorganization Plan, a form of which is attached hereto as APPENDIX A and incorporated herein by reference.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a shareholder of the Old Funds. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this Proxy and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain type of shareholder, including an insurance company, a tax-exempt organization, a financial institution or broker-dealer, a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof, a holder of shares of the Old Funds as part of a hedge, straddle or conversion transaction, a person that does not hold shares of the Old Funds as a capital asset at the time of the Reorganization or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither the Old Funds nor the New Funds have requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of the Funds to consummate the Reorganization is conditioned upon their receipt of an opinion of counsel to the New Funds generally to the effect that the Reorganization should qualify as a "reorganization" under
Section 368(a)(1)(F) of the Code, and the New Funds and the Old Funds should each be a "party to a reorganization" under Section 368(b) of the Code. Provided that the Reorganization so qualifies and the Funds are so treated, for U.S. federal income tax purposes, generally and subject to the qualifications set forth below:

     o Neither the New Funds nor the Old Funds will recognize any gain or loss as a result of the Reorganization.

     o Shareholders of the Old Funds will not recognize any gain or loss as a result of the receipt of shares of the respective New Funds in exchange for such shareholder's shares of the Old Funds pursuant to the Reorganization.

     o A shareholder's aggregate tax basis in shares of the New Funds received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in shares of the respective Old Funds held immediately before the Reorganization.

     o A shareholder's holding period for shares of the New Funds received pursuant to the Reorganization will include the period during which the shareholder held shares of the respective Old Funds, provided that such shareholder held the respective shares of the Old Funds as a capital asset.

     o For purposes of section 381 of the Code, each New Fund will be treated as the same corporation as the corresponding Old Fund and the tax attributes of the Old Fund enumerated in Section 381(c) of the Code will be taken into account by the New Fund as if there had been no reorganization.

No opinion will be expressed as to the effect of the Reorganization on (i) the Old Funds or the New Funds with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of the Old Funds or the New Funds that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Old Funds and the New Funds, including representations in a certificate to be delivered by the management of the Old Funds and the New Funds. Counsel rendering the opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and its opinion may be jeopardized if any of these facts, representations or assumptions are incorrect in any material respect.

Since their formation, the Old Funds believe they have each qualified as a separate "regulated investment company" (or "RIC") under the Code. The New Funds are new entities that will elect RIC status under the Code following the Reorganization. The Old Funds believe that they have been, and expect to continue to be, relieved of U.S. federal income tax liability to the extent that they make distributions of their respective taxable income and gains to their respective shareholders. Prior to the Reorganization, the Old Funds must continue to make timely distributions of their previously undistributed net investment income and realized net capital gains, including capital gains on any securities disposed of in connection with the Reorganization. Shareholders of the Old Funds must include any such distributions in their taxable income.

FEES AND EXPENSES OF THE REORGANIZATION

The Adviser has agreed to bear all of the Old Funds' Reorganization expenses and, subject to certain exceptions, will also bear all expenses of USFS Funds Trust and the New Funds that are directly related to the Reorganization. In no event will the Old Funds or their shareholders bear any Reorganization expenses.

CAPITALIZATIONS

The following table sets forth as of December 31, 2012 the capitalizations of each Old Fund and New Fund. PRO FORMA capitalization information is not included for the Reorganization because the shares of each Old Fund are being reorganized into shares of the corresponding New Fund.

--------------------------------------------------------------------------------
                               TOTAL           SHARES           NET ASSET VALUE
                               NET ASSETS      OUTSTANDING      PER SHARE
--------------------------------------------------------------------------------
USFS FUNDS LIMITED
DURATION GOVERNMENT FUND
--------------------------------------------------------------------------------
Old Fund                       $38,743,471.62  3,211,144.429    $12.07
--------------------------------------------------------------------------------
New Fund                       $0              0                $0
--------------------------------------------------------------------------------
USFS FUNDS TACTICAL ASSET
ALLOCATION FUND
--------------------------------------------------------------------------------
Old Fund                       $15,208,479.54  1,488,107.607    $10.22
--------------------------------------------------------------------------------
New Fund                       $0              0                $0
--------------------------------------------------------------------------------

THE TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND RECOMMEND THAT
SHAREHOLDERS OF THE OLD FUNDS VOTE "FOR" THE PROPOSAL.

                               OTHER INFORMATION

VOTING AND OTHER MATTERS

If you wish to participate in the Meeting, you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, [by Internet,] by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to The Advisors' Inner Circle Fund or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Old Funds at 1-877-299-USFS
(8737).

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by the Adviser or its affiliates or by officers and other service providers of The Advisors' Inner Circle Fund, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by the Adviser , not the Old Funds.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON A DULY EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE MATTERS SPECIFIED ON THE PROXY CARD. A majority of the shares entitled to vote at the Meeting shall be a quorum for the transaction of business.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of an Old Fund holding a majority of the total number of votes eligible to be cast by all shareholders of such Old Fund as of the Record Date constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote "AGAINST" the Proposal.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of the Reorganization as contemplated by the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxy agents will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. The Adviser or its affiliates will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of The Advisors' Inner Circle Fund.

REQUIRED VOTE

The approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of each Old Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of an Old Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or
(b) more than 50% of the outstanding voting securities.

OUTSTANDING SHARES

As of the Record Date, there were [o] and [o] shares of the Old Limited Duration Government Fund and the Old Tactical Asset Allocation Fund, respectively, outstanding and entitled to vote at the Meeting.

BENEFICIAL OWNERSHIP OF SHARES OF THE OLD FUNDS

The following table contains information about the beneficial ownership by shareholders of five percent or more of an Old Fund's outstanding shares as of the Record Date.


OLD LIMITED DURATION GOVERNMENT FUND

--------------------------------------------------------------------------------
                                        NUMBER OF    PERCENTAGE        TYPE
NAME AND ADDRESS                          SHARES     OWNERSHIP     OF OWNERSHIP
--------------------------------------------------------------------------------
[ ]                                       [ ]          [ ]%           [ ]
--------------------------------------------------------------------------------

OLD TACTICAL ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
                                        NUMBER OF    PERCENTAGE        TYPE
NAME AND ADDRESS                          SHARES     OWNERSHIP     OF OWNERSHIP
--------------------------------------------------------------------------------
[ ]                                       [ ]          [ ]%           [ ]
--------------------------------------------------------------------------------

As of the Record Date, the officers and Trustees of The Advisors' Inner Circle Fund as a group owned less than one percent of the shares of each of the Old Funds.

GreatBanc Trust Company, an affiliate of the Adviser, as fiduciary, owned a controlling interest in each Old Fund as of the Record Date, and the Adviser serves as investment sub-adviser with respect to such interests. In its role as investment sub-adviser, the Adviser is responsible for voting proxies related to the Old Funds. The Adviser intends to vote such shares over which it has proxy voting authority in accordance with the recommendation of an independent proxy voting firm. Shareholders with a controlling interest could affect the outcome of the Proposal at the Meeting.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Annual Report of the Old Funds for the fiscal period ended December 31, 2011 is available upon request, as is the Semi-Annual Report for the six-month period ended June 30, 2012 (unaudited). The Annual Report and the Semi-Annual Report may be obtained by written request to USFS Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 or by telephoning 1-877-299-USFS (8737).

SUBMISSION OF SHAREHOLDER PROPOSALS

The Advisors' Inner Circle Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, The Advisors' Inner Circle Fund is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of The Advisors' Inner Circle Fund. Shareholders of each Old Fund who wish to present a proposal for action at a future meeting should submit a written proposal to The Advisors' Inner Circle Fund for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. If the Reorganization of an Old Fund is approved by its shareholders, there will be no further meetings of shareholders of such Old Fund.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless The Advisors' Inner Circle Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, The Advisors' Inner Circle Fund will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-877-299-USFS (8737) or forward a written request to The Advisors' Inner Circle Fund c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

                                   APPENDIX A

                                    FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [o] day of [o], 2013, between (i) The Advisors' Inner Circle Fund, a Massachusetts business trust with its principal place of business located at 101 Federal Street, Boston, Massachusetts 02110 ("Old Trust"), on behalf of the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund, each a separate series of Old Trust (the "Old Funds"); (ii) USFS Funds Trust ("New Trust"), a Delaware statutory trust with its principal place of business located at 11270 West Park Place, Suite 1025, Milwaukee, Wisconsin 53224, on behalf of the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund, each a separate series of New Trust (the "New Funds"); and (iii) Pennant Management, Inc. (the "Adviser") with respect to Paragraph 9.1 only. As used herein, "Fund" shall refer to any one of the Old Funds or New Funds and "Funds" shall refer to the New Funds and Old Funds collectively.

          This Agreement is intended to be, and is adopted as, a "plan of reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of: (i) the transfer, at a closing (the "Closing") scheduled to occur immediately after the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on March 28, 2013 (such time and date, the "Closing Date"), of all of the assets of each Old Fund in exchange for shares of beneficial interest of the respective New Fund ("New Fund Shares") as set forth on Schedule A attached hereto; (ii) the assumption by each New Fund of all liabilities of the respective Old Fund; and (iii) the distribution, at or after the Closing Date, of New Fund Shares to the shareholders of the respective Old Fund and the liquidation of each Old Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization"). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to a Fund (the "Obligated Fund") shall be the obligations, agreements, representations and warranties of the Obligated Fund only, and in no event shall the other Fund, or the assets of the other Fund be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

          WHEREAS, the New Funds and the Old Funds are separate series of New Trust and Old Trust, respectively, and New Trust and Old Trust are open-end, registered management investment companies, and each Old Fund owns securities that generally are assets of the character in which the Old Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;
and

          WHEREAS, the Board of Trustees of Old Trust, including a majority of its trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Trustees"), have determined that the Reorganization is in the best long-term interests of the shareholders of each Old Fund and that the interests of the shareholders of each Old Fund will not be diluted as a result of the Reorganization.

          NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

TRANSFER OF ASSETS OF EACH OLD FUND IN EXCHANGE FOR NEW FUND SHARES AND THE ASSUMPTION OF OLD FUND LIABILITIES
AND TERMINATION OF THE OLD FUNDS

          1.1. THE EXCHANGE. Subject to the requisite approval of the shareholders of the Old Funds and the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Old Fund will sell, assign, convey, transfer and deliver all of its assets, as set forth in Paragraph 1.2 (the "Assets"), to the respective New Fund. In exchange, each New Fund will (a) issue and deliver to the respective Old Fund in exchange for the net assets attributable to the shares of the Old Fund, a number of New Fund Shares (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in Paragraph 2.1, by the net asset value of one New Fund Share computed in the manner and as of the time and date set forth in Paragraph 2.2 and (b) assume all liabilities of the respective Old Fund, as set forth in Paragraph 1.3 (the "Liabilities"). Such transactions shall take place at the Closing Date.

          1.2. ASSETS TO BE ACQUIRED. The Assets shall consist of all assets and property of every kind and nature, including all cash, cash equivalents, securities, commodities, interests in futures and dividends or interest receivables, receivables for shares sold, claims and rights of action, books and records and any other rights that are owned by the Old Fund at the Closing Date, and any deferred or prepaid expenses shown as an asset on the books of the Old Fund at the Closing Date.

          Each Old Fund has provided the respective New Fund with its most recent audited financial statements, which contain a list of all of the Old Fund assets as of the date of such statements. Each Old Fund represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, changes in the market value of portfolio securities, and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

          1.3. LIABILITIES TO BE ASSUMED. The Liabilities shall consist of all of the Old Funds' liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Closing Date, including, for the avoidance of doubt, such liabilities, debts obligations and duties arising after the Closing Date to the extent they relate to actions (or the failure to act) prior to the Closing Date. Each Old Fund will endeavor in good faith to discharge all of its known liabilities and obligations to the extent reasonably possible prior to the Closing Date.

          1.4. LIQUIDATION AND DISTRIBUTION. At or as soon after the Closing Date as is conveniently practicable: (a) each Old Fund will distribute all of the New Fund Shares it receives pursuant to Paragraph 1.1(a) above to its shareholders of record as of the Closing Date (the "Old Fund Shareholders"), in proportion to their Old Fund shares then held of record and in constructive exchange therefor, and (b) each Old Fund will thereupon proceed to terminate as set forth in Paragraph 1.8 below.

          Such liquidation and distribution will be accomplished by the transfer of New Fund Shares credited to the account of the respective Old Fund on the books of the New Fund to open accounts on the share records of the New Fund in the name of the Old Fund Shareholders, and represent the respective pro rata number of New Fund Shares due such shareholders. The aggregate net asset value of New Fund Shares issued pursuant to this Paragraph will equal the aggregate net asset value of the Old Fund shares, each as determined at the Closing Date using the valuation procedures set forth below. All issued and outstanding shares of the Old Funds will simultaneously be canceled on the books of the Old Funds. The

New Funds shall not issue certificates representing New Fund Shares in connection with such transfer. Each Old Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Old Fund before the Closing Date with respect to Old Fund shares that are held of record by each Old Fund Shareholder at the Closing Date.

          1.5. OWNERSHIP OF SHARES. Ownership of New Fund Shares will be shown on the books of the New Funds' transfer agent. Shares of each New Fund will be issued simultaneously to the respective Old Fund, in an amount equal in value to the net asset value of the Old Fund shares, to be distributed to the Old Fund Shareholders.

          1.6. TRANSFER TAXES. Any transfer taxes payable upon the transfer of New Fund Shares in a name other than the registered holder of the Old Fund shares on the books of the respective Old Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such New Fund Shares are to be transferred.

          1.7. REPORTING RESPONSIBILITY. Any reporting responsibility of any Old Fund, including the responsibility for filing regulatory reports, tax returns and other documents with the U.S. Securities and Exchange Commission (the "SEC"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority for periods ending on or prior to the Closing Date, is and shall remain the responsibility of the Old Fund, up until and including: (a) the Closing Date; and (b) such later date on which the Old Fund is terminated; provided, that (x) each New Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Closing Date, but as of the Closing Date such form has not yet been filed; (y) the Old Funds shall prepare or cause to be prepared the Old Funds' tax returns for the 2012 tax year, which returns shall be filed by the New Funds; and (z) for purposes of clarification, any tax returns of the Old Funds for the taxable year including the Closing Date and for which the taxable year of the Old Funds does not end, shall be the responsibility of the respective New Funds.

          1.8. TERMINATION. After the Closing Date, the Old Funds shall not conduct any business except in connection with their dissolution and termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to Paragraph 1.4 (a) each Old Fund shall be terminated as a series of Old Trust and (b) Old Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect each Old Fund's complete dissolution.

                                   ARTICLE II

                                   VALUATION

          2.1. VALUATION OF ASSETS. The value of the Assets to be acquired by the New Funds hereunder shall be the value of such Assets computed as of the Closing Date after the declaration and payment of any dividends and/or other distributions on that date, if any, using the valuation procedures set forth in Old Trust's Amended and Restated Agreement and Declaration of Trust and the Old Funds' then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

          2.2. VALUATION OF SHARES. The net asset value per share of New Fund Shares shall be the net asset value per share computed as of the Closing Date, using the valuation procedures set forth in New Trust's Agreement and Declaration of Trust and the New Funds' then current prospectus and statement of additional information.

          2.3. SHARES TO BE ISSUED. The number of New Fund Shares to be issued (including fractional shares) shall be determined in accordance with Paragraph 1.1.

          2.4. DETERMINATION OF VALUE. Except with respect to the Old Funds' Assets, which shall be valued by SEI Investments Global Funds Services ("SEI") in accordance with its regular practice in pricing the Assets of the Old Funds, all computations of value shall be made by U.S. Bancorp Fund Services, LLC ("USBFS"), in accordance with its regular practice in pricing the shares and assets of the New Funds. The New Funds and Old Funds agree, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the New Funds and those determined in accordance with the pricing policies and procedures of the Old Funds.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

          3.1. CLOSING DATE. The Closing shall occur at the Closing Date or such other date(s) or time(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as at the Closing Date unless otherwise provided herein. The Closing shall occur at the offices of USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such other time and/or place as the parties may agree in writing.

          3.2. CUSTODIAN'S CERTIFICATE. The portfolio securities of the Old Funds shall be made available by the Old Funds to the New Funds' custodian, for examination no later than five business days preceding the Closing Date. Union Bank, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111, as custodian for the Old Funds, shall deliver at the Closing a certificate of an authorized officer representing that: (a) each Old Fund's Assets have been delivered in proper form to the respective New Fund at the Closing Date; (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Old Funds; and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Old Funds to the New Funds, as reflected on each New Fund's books immediately after the Closing Date, does or will conform to that information on the respective Old Fund's books immediately before the Closing Date.

          3.3. EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the New Funds or the Old Funds are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or
(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the New Funds or the Old Funds is impracticable, the Closing Date shall be postponed until the third business day after the day when trading is fully resumed and reporting is restored.

          3.4. TRANSFER AGENT'S CERTIFICATE. Old Trust shall direct DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, as transfer agent for the Old Funds ("DST"), to deliver at the Closing to the New Funds, a certificate of an authorized officer listing the names and addresses of all Old Fund Shareholders, and the number and percentage ownership of outstanding shares of each Old Fund owned by each such shareholder immediately prior to the Closing. New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer's certificate, or other evidence satisfactory to Old Trust, stating (a) that it has opened accounts on each New Fund's shareholder records in the names of the respective Old Fund Shareholders and (b) that the New Fund

Shares to be credited to each respective Old Fund at the Closing Date have been credited to each Old Fund's account on those records.

          3.5. BILL OF SALE; ASSUMPTION OF LIABILITIES. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          4.1. REPRESENTATIONS OF OLD TRUST. Except as has been fully disclosed to New Trust in a written statement executed by an officer of Old Trust, Old Trust, on behalf of the Old Funds, represents and warrants to New Trust, on behalf of the New Funds, as follows:

                    (a) The Old Funds are each a separate series of Old Trust, a Massachusetts business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. As used in this Agreement, the term "good standing under the laws of the Commonwealth of Massachusetts" means (i) having filed a copy of the Old Trust's declaration of trust pursuant to Chapter 182 of the General Laws of the Commonwealth of Massachusetts ("Chapter 182"), (ii) having filed the necessary certificates required to be filed under Chapter 182, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Old Trust's declaration of trust and to transact business in the Commonwealth of Massachusetts.

                    (b) Old Trust is registered as an open-end management investment company, and the registration of the Old Funds' shares on Form N-1A with the SEC under the 1940 Act is in full force and effect.

                    (c) The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Old Funds and the Proxy Statement (as defined in Paragraph 5.6) conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                    (d) The Old Funds are not, and the execution, delivery, and performance of this Agreement (subject to approval by the Old Funds Shareholders) will not, result in the violation of any material provision of Old Trust's Agreement and Declaration of Trust or Bylaws (as either may have been amended from time to time) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which Old Trust, on behalf of the Old Funds, is a party or by which it is bound.

                    (e) The Old Funds have no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Old Funds, except for liabilities, if any, to be discharged or assumed as provided in Paragraph 1.3 hereof.

                    (f) No litigation, administrative proceeding, or investigation of or before any court, governmental body, or arbitrator is presently pending, or to its knowledge, threatened against Old Trust, with respect to any Old Fund or any Assets of any Old Fund, which, if adversely determined, would materially and adversely affect any Old Fund's financial condition, the conduct of its business, or its ability to carry out the transactions contemplated by this Agreement. Old Trust, on behalf of the Old Funds, knows of no facts that might form the basis for the institution of such proceedings, and it is not a party to or subject to the provisions of any order, decree, or judgment of any court, governmental body, or arbitrator that materially and adversely affects any Old Fund's business or Old Trust's ability to consummate the transactions contemplated herein.

                    (g) Each Old Fund's Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a "Statement") at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2012, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States ("GAAP"); and those Statements (copies of which Old Trust has furnished to New Trust) present fairly, in all material respects, each Old Fund's financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of any Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein.

                    (h) Since December 31, 2012, there has been no material adverse change in any Old Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Old Funds of material indebtedness, except as otherwise disclosed to and accepted by the New Funds in writing. For the purposes of this Subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities, the discharge of any Old Fund's liabilities, or the redemption of any Old Fund's shares by its shareholders, shall not constitute a material adverse change.

                    (i) On the Closing Date, all federal and other tax returns and reports of the Old Funds required by law to be filed by such date (giving effect to any extensions), shall have been filed and are or will be correct in all respects, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof and any such unpaid tax liabilities of the Old Funds will have been adequately provided for on its books referred to in Paragraph 4.1(g) . To each Old Fund's knowledge, no such return is currently under audit or has been selected for future audit, and no assessment for taxes, interest or penalty has been asserted with respect to such returns. Each Old Fund is in compliance with all applicable governmental regulations pertaining to the reporting of distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any penalties that could be imposed thereunder.

                    (j) The Old Funds will provide access to their books and records to the New Funds for purposes of preparing any tax returns required by law to be filed after the Closing Date.

                    (k) All issued and outstanding shares of the Old Funds are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Old Funds and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Old Funds will, on the Closing Date, be held by the persons and in the amounts set forth in the records of the Old Funds' transfer agent as provided in Paragraph 3.4. The Old Funds have no outstanding options, warrants, or other rights to subscribe for or purchase any of the Old Funds' shares, and have no outstanding securities convertible into any of the Old Funds' shares.

                    (l) For all prior taxable years, each Old Fund has met (and for that portion of the taxable year including the Closing Date will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code ("Subchapter M") for qualification as a regulated investment company

("RIC") and has been (and for that portion of the taxable year including the Closing Date will be) eligible to and has computed (and for that portion of the taxable year including the Closing Date will compute) its federal income tax under Code section 852. Each Old Fund has not at any time since its inception been liable for, and is not now liable for, any income or excise tax pursuant to Code sections 852 or 4982. Each Old Fund is and was a "fund" (as defined in Code section 851(g)(2), eligible for treatment under Code section 851(g)(1)) for all prior taxable years (including the taxable year including the Closing
Date). Each Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. Neither Old Fund has taken any action, caused any action to be taken, or caused any action to fail to be taken which action or failure could cause the respective Old Fund to fail to qualify as a RIC.

                    (m) On the Closing Date, each Old Fund will have good and marketable title to its Assets to be transferred to the respective New Fund pursuant to Paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Assets hereunder free of any liens or other encumbrances of any nature whatsoever except liens or encumbrances of which the New Trust has received written notice and such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business, provided that the New Funds will acquire Assets that are segregated or pledged as collateral for the Old Funds' short sale and derivative positions (if any) subject to such segregation and liens that apply to such Assets.

                    (n) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary actions on the part of the Old Funds. Subject to approval by the Old Funds Shareholders, this Agreement constitutes a valid and binding obligation of Old Trust, with respect to the Old Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                    (o) The information to be furnished by Old Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. ("FINRA") that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations under those laws applicable to those transactions; and the prospectus and statement of additional information of the Old Funds and the Proxy Statement (as defined in Paragraph 5.6) (other than written information provided by New Trust for inclusion therein) will, on their respective effective dates, at the Closing Date, and at the time of the meeting of the Old Funds Shareholders, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (p) The Old Funds investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Old Funds' prospectus, except as previously disclosed in writing to New Trust.

                    (q) The New Fund Shares to be issued to each respective Old Fund pursuant to Paragraph 1.1 are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

                    (r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by an Old Fund of the transactions contemplated by this

Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws.

          4.2. REPRESENTATIONS OF NEW TRUST. Except as has been fully disclosed to Old Trust in a written statement executed by a New Trust officer, New Trust, on behalf of the New Funds, represents and warrants to Old Trust, on behalf of the Old Funds, as follows:

                    (a) The New Funds are each a separate series of New Trust, a Delaware statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

                    (b) New Trust is registered as an open-end management investment company, and New Trust's registration of each New Fund's shares with the SEC under the 1940 Act is in full force and effect.

                    (c) The current prospectus and statement of additional information of the New Funds conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not materially misleading.

                    (d) The New Funds are not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of New Trust's Agreement and Declaration of Trust or Bylaws (as either may have been amended from time to time) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the New Funds are a party or by which it is bound.

                    (e) No litigation, administrative proceeding or investigation of or before any court, governmental body, or arbitrator is presently pending, or to its knowledge, threatened against the New Funds or any of their properties or assets, which, if adversely determined, would materially and adversely affect their financial condition, the conduct of their businesses, or the ability of the New Funds to carry out the transactions contemplated by this Agreement. New Trust, on behalf of the New Funds, knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                    (f) The New Funds will provide access to their books and records to the Old Funds as reasonably required for purposes of preparing any tax returns required by this Agreement to be prepared by the Old Funds after the Closing Date.

                    (g) The New Funds are, and will be at the Closing Date, each a new series portfolio of New Trust created within the last twelve (12) months, without assets or liabilities, formed for the sole purpose of receiving the assets, and assuming the liabilities of, the respective Old Funds in connection with the Reorganization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations). Accordingly, the New Funds have not prepared books of account and related records or financial statements. There shall be no issued and outstanding shares of either New Fund prior to the Closing Date other than shares issued to its sole shareholder.

                    (h) All issued and outstanding New Funds Shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the New Funds and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. The New Funds Shares to be issued and delivered to the Old Funds, for the account of the Old Fund Shareholders, under the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued New Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership of those shares. The New Funds have no outstanding options, warrants, or other rights to subscribe for or purchase any New Funds Shares, and there are no outstanding securities convertible into any New Funds Shares.

                    (i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the New Funds. This Agreement constitutes a valid and binding obligation of the New Funds, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                    (j) The information to be furnished by the New Funds for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations under those laws applicable to those transactions.

                    (k) Any written information furnished by New Trust or the New Funds with respect to New Trust or the New Funds for use in the Proxy Statement (as defined in Paragraph 5.6) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

                    (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by an Old Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws.

                    (m) Each New Fund (i) will elect to be taxed as a RIC under Subchapter M of the Code for its taxable year that includes the Closing Date, and intends to qualify for such treatment in subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Code section 852 for the taxable year that includes the Closing Date, (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Code section 851(g) for the taxable year that includes the Closing Date, and (iv) the consummation of the transactions contemplated by the Agreement will not cause any New Fund to fail to qualify as a RIC from and after the Closing
Date.

                    (n) New Trust has filed a registration statement for the purpose of registering the securities to be issued by the New Funds to the Old Funds under the 1933 Act and the 1940 Act (the "Registration Statement").

                                   ARTICLE V

                                   COVENANTS

          5.1. OPERATION IN ORDINARY COURSE. Subject to Paragraph 8.5, each of the New Funds and the Old Funds will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary distributions and shareholder redemptions in the case of the Old Funds.

          5.2. APPROVAL OF SHAREHOLDERS. Old Trust will call a special meeting of the Old Fund Shareholders to consider the approval of this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

          5.3. ADDITIONAL INFORMATION. Old Trust will assist New Trust in obtaining such information as New Trust reasonably requests concerning the beneficial ownership of the Old Funds' shares.

          5.4. FURTHER ACTION. Subject to the provisions of this Agreement, New Trust and Old Trust will each take or cause to be taken, all actions and to do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

          5.5. STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, Old Trust shall furnish New Trust, in such form as is reasonably satisfactory to New Trust, a statement of the earnings and profits of each of the Old Funds for federal income tax purposes that will be carried over by the respective New Fund as a result of Code section 381 and certified by Old Trust's Treasurer.

          5.6. PREPARATION OF PROXY STATEMENT. The Old Trust, on behalf of the Old Funds, and with the assistance of USBFS, on behalf of New Trust, will prepare and file with the SEC a Schedule 14A proxy statement of the Old Funds relating to the transaction contemplated by this Agreement (the "Proxy Statement") subject to approval of Old Trust's Board. The Proxy Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, and the rules thereunder. USBFS will provide the Old Trust with the materials and information necessary to prepare the Proxy Statement in connection with the meeting of the Old Fund Shareholders. Provided, however, to the extent required by the SEC or otherwise determined to be appropriate in the reasonable business judgment of New Trust, on behalf of the New Funds, a proxy statement/prospectus filed on Form N-14 and in compliance with the 1933 Act, the 1934 Act and the 1940 Act, and the rules thereunder, shall be prepared and filed with the SEC in lieu of the Proxy Statement, by the New Trust, on behalf of the New Funds, and with the assistance of the Old Trust or its designee. The Old Trust will provide or cause to be provided to the New Trust such materials and information necessary to prepare the Form N-14.

          5.7. INSURANCE. For the period beginning at the Closing Date and ending no less than six years thereafter, the Old Funds shall, at no expense to the New Funds, provide or cause to be provided "run-off" directors and officers errors and omissions insurance policy(ies) which cover(s) the present and former trustees and officers of the Old Trust, with respect to the Old Funds ("Run-Off Coverage"). The Run-Off Coverage shall provide the Old Trust's trustees and officers with coverage equivalent to that provided to the Old Trust's trustees and officers under the insurance policy(ies) from time to time in effect with respect to the Old Trust and its trustees and officers generally.

         5.8. INDEMNIFICATION.

                     (a) Each New Fund (solely out of its assets and property, including any amounts paid to the New Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the respective Old Fund and Old Trust's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including the payment of reasonable legal fees and reasonable costs of investigation) to which the Old Fund or any of Old Trust's trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by New Trust of any of its representations, warranties, covenants or agreements on behalf of the New Fund set forth in this Agreement.

                    (b) To the extent a claim is not covered under the Run-Off Coverage or the Run-Off Coverage is not sufficient to fully satisfy the claim against the Old Trust's trustees or officers, acting in their capacities as such, and there remains any liability ("Remaining Liability"), the New Funds agree to indemnify, including the obligation to advance expenses to, the Old Trust's trustees or officers for any Remaining Liability as provided for under the Old Trust's declaration of trust and bylaws as in effect as of the Closing Date. The New Funds' obligation to indemnify the Old Trust's trustees or officers for Remaining Liability shall survive the Reorganization as obligations of the New Funds and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against the New Funds, their successors or assigns. The Old Trust agrees to, and agrees to use its commercially reasonable best efforts to cause the Old Trust's current and former trustees and officers to, cooperate and take all reasonable actions requested by the New Trust in connection with its obligation to provide indemnification as described in this Paragraph 5.8(b) .

          5.9. QUALIFICATION AS A REORGANIZATION. It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Code section 368(a). Neither New Trust, the New Funds, Old Trust nor the Old Funds shall take any action, or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Code section 368(a). At or prior to the Closing Date, New Trust, the New Funds, Old Trust and the Old Funds will take such action, or cause such action to be taken, as is reasonably necessary to enable Godfrey & Kahn, S.C., counsel to the New Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Godfrey & Kahn, S.C.).

          5.10. The New Trust covenants to establish and organize each New Fund so that it may conduct its business in substantially the same manner as the business of the corresponding Old Fund is currently conducted between the date hereof and the Closing, including, but not limited to, the making of any necessary regulatory filing, the opening of any accounts and the entering into of any contracts with service providers. In addition, prior to the Closing, (a) the Trustees of the New Trust, on behalf of each New Fund, shall have authorized the issuance of and each New Fund shall have issued one share to the Adviser as the sole initial shareholder in consideration of the payment of $10.00, (b) such sole initial shareholder shall have, among other things, approved the investment advisory agreement between the New Trust, on behalf of the New Funds, and the Adviser, and (c) immediately prior to or contemporaneously with the consummation of the transactions described in this Agreement, the share of each New Fund acquired by such sole initial shareholder has been or is redeemed for $10.00.

                                   ARTICLE VI

              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE OLD TRUST

          The obligations of Old Trust, on behalf of the Old Funds, to consummate the transactions provided for herein shall be subject, at its election, to the performance by New Trust, on behalf of the New Funds, of all the obligations to be performed by it pursuant to this Agreement, at or before the Closing Date and, in addition, shall be subject to the following conditions:

          6.1. All representations, warranties, and covenants of New Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. New Trust shall have delivered to Old Trust on such Closing Date a certificate executed on behalf of the New Funds by New Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Old Trust and dated as of the Closing Date, to such effect and as to such other matters as Old Trust shall reasonably request.

          6.2. Old Trust shall have received on the Closing Date an opinion from Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, counsel to New Trust, dated as of such Closing Date, in a form reasonably satisfactory to Old Trust, covering the following points:

                    (a) New Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware, and, to such counsel's knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

                    (b) New Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the SEC is in full force and effect.

                    (c) This Agreement has been duly authorized, executed, and delivered by New Trust, on behalf of the New Funds, and, assuming due authorization, execution and delivery of this Agreement by Old Trust, is a valid and binding obligation of New Trust enforceable against New Trust and New Funds in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

                    (d) Assuming that a consideration of not less than the net asset value of the New Fund Shares has been paid, New Fund Shares to be issued and delivered to each respective Old Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of any New Fund has any preemptive rights with respect to New Fund Shares.

                    (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by New Trust of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

                    (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of New Trust's Agreement and Declaration of Trust or Bylaws.

                    (g) To the knowledge of such counsel, and except as otherwise disclosed to Old Trust pursuant to paragraph 4.2(e) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to New Trust or the New Funds and neither New Trust nor the New Funds is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

                    (h) The Registration Statement with respect to the shares of beneficial interest of each New Fund to be delivered to the corresponding Old Fund's shareholders in accordance with Article 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or, to such counsel's knowledge, threatened on that date.

          6.3. As of the Closing Date, with respect to the Reorganization of the Old Funds, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, other fees payable for services provided to the New Funds, fee waiver or expense reimbursement undertakings, from the investment objective, policies and restrictions and fee amounts and undertakings of the New Funds described in the Proxy Statement. The New Trust, on behalf of the New Funds, shall have entered into an expense limitation agreement with the Adviser consistent with the form of expense limitation agreement filed with the Registration Statement and in the amounts and duration as disclosed in the Registration Statement, such duration to be no less than one year from the Closing Date.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW TRUST

          The obligations of New Trust, on behalf of the New Funds, to consummate the transactions provided for herein shall be subject, at its election, to the performance by Old Trust, on behalf of the Old Funds, of all the obligations to be performed by it pursuant to this Agreement, at or before the Closing Date and, in addition, shall be subject to the following conditions:

          7.1. All representations, warranties, and covenants of Old Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. Old Trust shall have delivered to New Trust on such Closing Date a certificate executed on behalf of the Old Funds by Old Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to New Trust and dated as of the Closing Date, to such effect and as to such other matters as New Trust shall reasonably request.

          7.2. New Trust shall have received on the Closing Date an opinion from Morgan, Lewis & Bockius, LLP, 1701 Market Street, Philadelphia, PA 19103, counsel to Old Trust, dated as of such Closing Date, in a form reasonably satisfactory to New Trust, covering the following points:

                    (a) Old Trust is a business trust duly organized, validly existing under the laws of the Commonwealth of Massachusetts and in good standing under the laws of the Commonwealth of Massachusetts and, to such counsel's knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

                    (b) Old Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the SEC is in full force and effect.

                    (c) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by Old Trust of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Massachusetts securities laws.

                    (d) The Agreement has been duly authorized, executed, and delivered by Old Trust on behalf of the Old Funds, and, assuming due authorization, execution and delivery of this Agreement by New Trust, is a valid and binding obligation of Old Trust enforceable against Old Trust and Old Funds in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally and other equitable principles.

                    (e) Each Old Fund has the power to sell, assign, transfer and deliver its Assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, each Old Fund will have transferred such Assets to the respective New Fund.

                    (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a material violation of Old Trust's Amended and Restated Agreement and Declaration of Trust or Bylaws.

                    (g) To the knowledge of such counsel, and except as otherwise disclosed to New Trust pursuant to paragraph 4.1(f) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Old Trust or the Old Funds and neither Old Trust nor the Old Funds is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

          7.3. In providing the opinion set forth in Section 7.2, Morgan, Lewis & Bockius, LLP (i) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the New Trust; and (ii) may rely upon officers' certificates and certificates of public officials.

          7.4. Old Trust shall have furnished to New Trust a certificate, signed by Old Trust's President or Vice President and its Treasurer or Assistant Treasurer, as to the adjusted tax basis in the hands of the Old Funds of the securities delivered to the New Funds pursuant to this Agreement.

                                  ARTICLE VIII

     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF NEW TRUST AND OLD TRUST

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Old Funds or the New Funds, any party to this Agreement, at its option, shall not be required to consummate the transactions contemplated by this Agreement:

          8.1. This Agreement and the transactions contemplated herein, with respect to the Old Funds, shall have been approved by the requisite vote of the holders of the outstanding shares of the Old Funds in accordance with Massachusetts law and the provisions of Old Trust's Amended and Restated Agreement and Declaration of Trust and Bylaws and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to New Trust. Notwithstanding anything herein to the contrary, neither New Trust nor Old Trust may waive the conditions set forth in this Paragraph 8.1.

          8.2. At the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no third-party action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

          8.3. All required consents of other third parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the New Funds or the Old Funds, provided that either party hereto may waive any such conditions for itself.

          8.4. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued under the 1933 Act prior to the Closing Date or shall be in effect at the Closing Date, and no proceedings for the issuance of such an order shall be pending or threatened as of the Closing Date.

          8.5. The parties shall have received a favorable opinion of Godfrey & Kahn, S.C. ("Tax Counsel"), as of the Closing Date and addressed to New Trust and Old Trust substantially to the effect that for federal income tax purposes with respect to the Old Funds:

                    (a) The transfer of all of each Old Fund's Assets in exchange solely for the respective New Fund Shares and the assumption by the respective New Fund of the Liabilities of the Old Fund (followed by the distribution of New Fund Shares to the Old Fund Shareholders in complete liquidation of the Old Fund) will qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the New Funds and the Old Funds will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                    (b) No gain or loss will be recognized by the New Funds upon the receipt of the Assets of the respective Old Fund solely in exchange for New Fund Shares and the assumption by the New Funds of the liabilities of the respective Old Fund.

                    (c) No gain or loss will be recognized by the Old Funds upon the transfer of the Old Funds' Assets to the respective New Fund in exchange for New Fund Shares and the assumption by the New Funds of the liabilities of the respective Old Fund or upon the distribution (whether actual or constructive) of New Fund Shares to the Old Fund Shareholders in exchange for such shareholders' shares of the respective Old Funds in complete liquidation (in pursuance of the Agreement).

                    (d) No gain or loss will be recognized by the Old Fund Shareholders upon the exchange of their Old Fund shares solely for New Fund Shares (including fractional shares to which they may be entitled) in the Reorganization.

                    (e) The aggregate tax basis for New Fund Shares received (including fractional shares to which the Shareholder may be entitled) by the Old Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Old Fund shares exchanged therefore by such Shareholder. The holding period of New Fund Shares to be received by the Old Fund Shareholders will include the period during which the Old Fund shares exchanged therefor were held by such Shareholder, provided the Old Fund shares are held as capital assets at the time of the Reorganization.

                    (f) The tax basis of the Old Fund Assets acquired by the New Funds will be the same as the tax basis of such Assets to the respective Old Fund immediately prior to the Reorganization. The holding period of the Assets of the Old Funds in the hands of the New Funds will include the period during which those Assets were held by the respective Old Fund.

                    (g) The New Funds will succeed to and take into account the items of the Old Funds described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

                    Such opinion shall be based on customary assumptions and such representations as Tax Counsel may reasonably request, and Old Trust and New Trust will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Paragraph 8.5.

                                   ARTICLE IX

                                    EXPENSES

          9.1. Except as otherwise specifically provided for herein, the Adviser, or an affiliate thereof, shall bear all expenses directly related to the transactions contemplated by this Agreement. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement on Schedule 14A under the 1934 Act covering the solicitation of proxies to approve the transactions contemplated by this Agreement; (b) postage; (c) printing; (d) accounting fees; (e) audit and reasonable legal fees, including fees for this transaction of New Trust's counsel and counsel of New Trust's Independent Trustees, Old Trust's counsel and counsel of Old Trust's Independent Trustees; and (f) solicitation or tabulation costs of the transactions, if any. Notwithstanding any of the foregoing, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in disqualification of such party as a RIC within the meaning of Section 851 of the Code and (ii) the Adviser shall not pay or assume those expenses of the Old Funds that are not solely and directly related to the Reorganization in accordance with the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

                                   ARTICLE X

                           ENTIRE AGREEMENT; SURVIVAL

          10.1. New Trust, on behalf of the New Funds, and Old Trust, on behalf of the Old Funds, agree that neither party has made to the other party any prior or contemporaneous representation, warranty, covenant and/or agreement with respect to the subject matter hereof that is not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

          10.2. Except as provided in the second sentence of this Section 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the New Funds and Old Trust, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                CONFIDENTIALITY

          11.1. New Trust agrees to treat confidentially and as proprietary information of Old Trust all records and other information, including any information relating to portfolio holdings, of the Old Funds and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by Old Trust (which approval shall not be withheld if New Trust would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), New Trust may disclose such records and/or information as so approved.

                                  ARTICLE XII

                                  TERMINATION

          12.1. This Agreement may be terminated by the mutual agreement of New Trust and Old Trust. In addition, either New Trust or Old Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

                    (a) a material breach by the other of any representation, warranty, or agreement contained herein to be made or performed at or prior to the Closing Date, if not cured within 30 days;

                    (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

                    (c) a determination by the party's Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

          12.2. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the New Funds, the Old Funds, New Trust, Old Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but Paragraph 9.1 shall continue to apply.

                                  ARTICLE XIII

                                   AMENDMENTS

          13.1. This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the parties to this Agreement; provided, however, that following the meeting of the Old Funds Shareholders called by Old Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

                                  ARTICLE XIV

   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

          14.1. The Article and Paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. Counterpart signatures may be transmitted electronically (e.g., as a PDF or image file) or by facsimile, and any such transmitted signatures shall be considered original, legally binding signatures for all purposes.

          14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

          14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this Paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          14.5. It is expressly agreed that the obligations of New Trust, on behalf of the New Funds, hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of New Trust personally, but shall bind only the trust property of the New Funds, as provided in the Agreement and Declaration of Trust of New Trust. The execution and delivery of this Agreement have been authorized by the Trustees of New Trust on behalf of the New Funds and signed by an authorized officer of New Trust, acting as such.
 Such authorization by such Trustees and such execution and delivery by such officer shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the New Funds as provided in New Trust's Agreement and Declaration of Trust.

          14.6. It is expressly agreed that the obligations of Old Trust, on behalf of the Old Funds, hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of Old Trust personally, but shall bind only the trust property of the Old Funds, as provided in the Amended and Restated Agreement and Declaration of Trust of Old Trust. The execution and delivery of this Agreement have been authorized by the Trustees of Old Trust on behalf of the Old Funds and signed by an authorized officer of Old Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Old Funds as provided in Old Trust's Amended and Restated Agreement and Declaration of Trust.

                            [Continues on Next Page]

          IN WITNESS WHEREOF, the parties have duly executed this Agreement, each as of the date first written above.

                                        USFS FUNDS TRUST,
                                        ON BEHALF OF THE NEW FUNDS

                                        By:
                                        Name: Mark A. Elste
                                        Title: President

                                        THE ADVISORS' INNER CIRCLE FUND,
                                        ON BEHALF OF THE OLD FUNDS

                                        By:
                                        Name: Michael Beattie
                                        Title: President

                                        PENNANT MANAGEMENT, INC.
                                        (solely with respect to Paragraph 9.1)

                                        By:
                                        Name: Mark A. Elste
                                        Title: Chief Executive Officer

                                   SCHEDULE A

Shareholders of the Old Funds will receive shares of the corresponding New
Funds:

THE ADVISORS' INNER CIRCLE FUND (OLD FUNDS)               USFS FUNDS TRUST (NEW FUNDS)
-------------------------------------------               -------------------------------------------
USFS Funds Limited Duration Government Fund               USFS Funds Limited Duration Government Fund

USFS Funds Tactical Asset Allocation Fund                 USFS Funds Tactical Asset Allocation Fund



                                  SCHEDULE A-1

                                   APPENDIX B

                     COMPARISON OF ORGANIZATIONAL DOCUMENTS

The material differences of the organizational documents (or other organizational aspects) of The Advisors' Inner Circle Fund and the USFS Funds Trust are summarized below:

-------------------------------------------------------------------------------------------------------------------------------
                THE ADVISORS' INNER CIRCLE FUND                              USFS FUNDS TRUST
-------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER     Unless a larger number is required, a majority     Unless a larger number is required, one-
VOTING QUORUM   of the shares entitled to vote shall constitute a  third of the shares entitled to vote shall
                quorum                                             constitute a quorum
-------------------------------------------------------------------------------------------------------------------------------
SPECIAL         A special meeting of the shareholders may be       Special Meetings of the Shareholders may
MEETINGS OF THE called at any time by the Trustees, by the         be called at any time by the Chairman, or
SHAREHOLDERS    president or, if the Trustees and the president    President, or by a majority of the Board of
                shall fail to call any meeting of shareholders for Trustees, and  shall be called       by  the
                a period of 30 days after written application of   Secretary upon written  request      of  the
                one or more shareholders who hold at least         holders of Shares entitled to cast not less
                25% of all shares issued and outstanding and       than twenty percent (20%) of all the votes
                entitled to vote at the meeting, then such         entitled to be cast at such meeting.
                shareholders may call such meeting.
-------------------------------------------------------------------------------------------------------------------------------
BOARD SIZE      The Board is composed of ten individuals,          The Board is expected to include three
                including eight independent trustees.              individuals, including two independent
                                                                   trustees.
-------------------------------------------------------------------------------------------------------------------------------

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

            FOR THE SPECIAL MEETING TO BE HELD ON FEBRUARY 28, 2013:

               The proxy statement is available at www.[___].com

                  USFS FUNDS LIMITED DURATION GOVERNMENT FUND
                                  a series of
                        THE ADVISORS' INNER CIRCLE FUND
                               101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110

            FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 28, 2013

The undersigned, revoking previous proxies with respect to the shares in the name of undersigned, hereby appoints Michael Beattie and Dianne Sulzbach, as proxy with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of the USFS Funds Limited Duration Government Fund (the "Old Fund"), a series of The Advisors' Inner Circle Fund, to be held on February 28, 2013 at [[]] a.m., Eastern time, at the offices of the Old Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, and any adjournments or postponements thereof (the "Meeting").

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

PROXY TABULATOR
[ADDRESS]

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website WWW.[____].COM

3) Follow the instructions provided on the website.


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [____]

3) Follow the instructions.


TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby instructs said proxies to vote:


Proposal      To approve an Agreement and Plan of Reorganization               FOR      AGAINST      ABSTAIN
              providing for (i) the transfer of all of the assets of the       []         []           []
              USFS Funds Limited Duration Government Fund (the "Old
              Fund"), a series of The Advisors' Inner Circle Fund, to the
              USFS Funds Limited Duration Government Fund (the
              "New Fund"), a corresponding newly created series of
              USFS Funds Trust, and the assumption of all of the
              liabilities of the Old Fund by the New Fund, in exchange
              for shares of the New Fund; and (ii) the subsequent PRO
              RATA distribution of New Fund shares to the shareholders of the Old Fund, and the termination and complete liquidation of the Old Fund.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy statement.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]                          Date


Signature (Joint Owners)                                    Date

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

            FOR THE SPECIAL MEETING TO BE HELD ON FEBRUARY 28, 2013:

               The proxy statement is available at www.[___].com

                   USFS FUNDS TACTICAL ASSET ALLOCATION FUND
                                  a series of
                        THE ADVISORS' INNER CIRCLE FUND
                               101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
            FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 28, 2013

The undersigned, revoking previous proxies with respect to the shares in the name of undersigned, hereby appoints Michael Beattie and Dianne Sulzbach, as proxy with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of the USFS Funds Tactical Asset Allocation Fund (the "Old Fund"), a series of The Advisors' Inner Circle Fund, to be held on February 28, 2013 at [[]] a.m., Eastern time, at the offices of the Old Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, and any adjournments or postponements thereof (the "Meeting").

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

PROXY TABULATOR
[ADDRESS]

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website WWW.[____].COM

3) Follow the instructions provided on the website.


TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call [____]

3) Follow the instructions.


TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby instructs said proxies to vote:

Proposal      To approve an Agreement and Plan of Reorganization                FOR      AGAINST      ABSTAIN
              providing for (i) the transfer of all of the assets of the        []          []           []
              USFS Funds Tactical Asset Allocation Fund (the "Old
              Fund"), a series of The Advisors' Inner Circle Fund, to the
              USFS Funds Tactical Asset Allocation Fund (the "New
              Fund"), a corresponding newly created series of USFS
              Funds Trust, and the assumption of all of the liabilities of the Old Fund by the New Fund, in exchange for shares of
              the New Fund; and (ii) the subsequent PRO RATA distribution of New Fund shares to the shareholders of the Old Fund,
              and the termination and complete liquidation of the Old
              Fund.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy statement.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]                         Date

Signature (Joint Owners)                                   Date